SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 17, 2004
(Date of Earliest Event Reported)

Valentis, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File:	94-3156660
(State or Other Jurisdiction of Incorporation or Organization)	0-22987	(I.R.S. Employer Identification No.)

863A Mitten Road
Burlingame, California 94010
(Address of Principal Executive Offices)

(650) 697-1900

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.                           Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description

99.1	Text of Press Release, dated May 17, 2004

ITEM 12.                                              Results of Operations and Financial Condition.

On May 17, 2004, Valentis, Inc. announced results for its third fiscal quarter ended March 31, 2004.  A copy of the press release regarding this announcement is furnished as Exhibit 99.1 to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2004

VALENTIS, INC.

	By:	/s/ Benjamin F. McGraw III
Benjamin F. McGraw III, Pharm. D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of Press Release, dated May 17, 2004